UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2017
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NII HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-37488 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 800 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2017, NII Holdings, Inc. (“NII”) announced that Francisco Valim has stepped down as President of Nextel Brazil and that Roberto Rittes has joined Nextel Brazil as Chief Executive Officer as of April 24, 2017.

Mr. Rittes, 43, previously served as a key officer for Brazilian telecom companies Brasil Telecom and Oi Paggo, from 2004 to 2011. Most recently, Mr. Rittes was a principal at H.I.G. Capital, a leading global private equity investment firm, from 2016 to 2017. Prior to that, Mr. Rittes served as Chief Financial Officer of Boa Vista Serviços, a Brazilian credit bureau managed by RMG Capital, from 2013 to 2016. From 2011 to 2012, Mr. Rittes served as Chief Financial Officer of Estre Ambiental, an environmental services group in Latin America managed by BTG and Angra. Mr. Rittes holds a master degree in business administration from Harvard Business School.

As previously disclosed by NII, the Board of Directors approved a Form of Separation and Release Agreement (the “Agreement”) for Steven M. Shindler, Chief Executive Officer. The Agreement, which is expected to be executed by Mr. Shindler in the event of his termination of employment with NII, was updated on December 21, 2016 to provide for a target termination date of April 1, 2017. Mr. Shindler’s employment with NII has continued beyond April 1, 2017 so that he can assist with the management transition at Nextel Brazil, and a final termination date for Mr. Shindler has not been determined.

Item 7.01.    Regulation FD Disclosure.

On April 25, 2017, the Company issued a press release announcing the departure of Mr. Valim and the appointment of Mr. Rittes as the new Chief Executive Officer of Nextel Brazil. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Description

99.1	Press Release issued by NII Holdings, Inc. dated April 25, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.

Date: April 25, 2017	By: /s/ SHANA C. SMITH
Shana C. Smith
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.        Description

99.1	Press Release issued by NII Holdings, Inc. dated April 25, 2017.